UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-05860

T. Rowe Price U.S. Treasury Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: November 30, 2019

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1.

U.S. Treasury Intermediate Fund	November 30, 2019
PRTIX	Investor Class
PRKIX	I Class

Beginning on January 1, 2021, as permitted by SEC regulations, paper copies of the T. Rowe Price funds’ annual and semiannual shareholder reports will no longer be mailed, unless you specifically request them. Instead, shareholder reports will be made available on the funds’ website (troweprice.com/prospectus), and you will be notified by mail with a website link to access the reports each time a report is posted to the site.

If you already elected to receive reports electronically, you will not be affected by this change and need not take any action. At any time, shareholders who invest directly in T. Rowe Price funds may generally elect to receive reports or other communications electronically by enrolling at troweprice.com/paperless or, if you are a retirement plan sponsor or invest in the funds through a financial intermediary (such as an investment advisor, broker-dealer, insurance company, or bank), by contacting your representative or your financial intermediary.

You may elect to continue receiving paper copies of future shareholder reports free of charge. To do so, if you invest directly with T. Rowe Price, please call T. Rowe Price as follows: IRA, nonretirement account holders, and institutional investors, 1-800-225-5132; small business retirement accounts, 1-800-492-7670. If you are a retirement plan sponsor or invest in the T. Rowe Price funds through a financial intermediary, please contact your representative or financial intermediary or follow additional instructions if included with this document. Your election to receive paper copies of reports will apply to all funds held in your account with your financial intermediary or, if you invest directly in the T. Rowe Price funds, with T. Rowe Price. Your election can be changed at any time in the future.

T. ROWE PRICE U.S. TREASURY FUNDS

HIGHLIGHTS

■	The U.S. Treasury Intermediate Fund and the U.S. Treasury Long-Term Fund produced strong, positive results during the six months ended November 30, 2019, but underperformed their respective benchmarks. The U.S. Treasury Money Fund posted positive returns and performed in line with its peer group index.

■	Stemming from recession and trade war concerns, global demand for U.S. Treasuries intensified during August, particularly for intermediate- and longer-term securities, which helped fuel strong total returns for the U.S. Treasury Intermediate Fund and the U.S. Treasury Long-Term Fund. The U.S. Treasury Money Fund benefited from temporarily high rates in the repurchase agreement (repo) market.

■	The Federal Reserve remained active during the period, reducing interest rates three times and providing liquidity to short-term funding markets, all of which led to broad-based declines in yields. By the end of the period, amid steady economic growth and easing trade tensions, the Fed indicated that it has no plans to adjust rates for the foreseeable future.

■	While we believe that Treasury yields should remain range-bound for the balance of 2019, we see potential for higher yields in 2020 amid improving growth and stable financial conditions.

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CIO Market Commentary

Dear Shareholder

Global markets recorded solid results in the first half of your fund’s fiscal year, the six-month period ended November 30, 2019. Both stock and bond indexes advanced as the Federal Reserve and other key central banks took action to address a slowing global economy.

In the U.S., the large-cap Dow Jones Industrial Average and S&P 500 Index reached record highs, as did the technology-heavy Nasdaq Composite Index. The smaller-cap benchmarks recorded double-digit gains but remained below their 2018 peaks. At the sector level, technology stocks produced the strongest gains. International stocks generally performed well, although there were pockets of weakness in some emerging markets. The U.S. dollar finished with mixed results versus other currencies, but a relatively strong greenback versus the euro and yen weighed modestly on returns for U.S. investors in European and Japanese securities.

Fixed income securities also produced solid gains during the period—with corporate bonds leading the way—as yields fell. The yield on the 30-year Treasury bond hit a record low in August, falling below the 2% mark for the first time, and the benchmark 10-year Treasury note’s yield dipped to its lowest level since 2016. Outside the U.S., yields on government bonds issued by certain countries were in negative territory. (Bond prices and yields move in opposite directions.)

Worries had grown in May that an escalating trade dispute between the U.S. and China could lead to a recession. However, Fed Chair Jerome Powell sparked a rebound in investor sentiment in early June, at the start of your fund’s fiscal year, with his comments that central bank policymakers were paying close attention to the impact of trade tensions on the economy and would “act as appropriate to sustain the expansion.”

Fed policymakers followed through with quarter-percentage-point rate cuts in July, September, and October and took steps to maintain liquidity in short-term lending markets. Other central banks also acted to address flagging growth. The European Central Bank lowered its benchmark deposit rate deeper into negative territory and announced that it was restarting its quantitative easing program.

The shift in global central bank policies was a marked change from 2018, when there were approximately two interest rate hikes for every cut. In 2019, central bank rate cuts have outnumbered hikes by a more than five-to-one margin and appear to be succeeding in their goal of stimulating economic growth. After contracting earlier in the period, key manufacturing and export indicators showed signs of stabilizing by November, and the Treasury yield curve returned to a more normal positive slope, easing recession fears.

The U.S. economy was sustained by consumer spending and remained relatively strong compared with other developed markets. While corporate earnings experienced a year-over-year decline through the third quarter, slightly more companies than usual surpassed earnings expectations, providing further market support.

Besides monetary policy, investors also closely followed developments in the U.S.-China trade dispute. Stocks suffered their biggest sell-off during the six-month period in early August after President Donald Trump announced that the U.S. would impose a 10% tariff on Chinese imports, and China retaliated with new tariffs of its own. However, investors generally took an optimistic view of trade negotiations, which limited the trade war’s toll on markets.

Looking ahead, we believe that further progress in U.S.-China trade talks will be a key factor in sustaining positive market sentiment. A reduction in trade barriers could help corporate earnings rebound and provide a lift to the manufacturing sector.

Our investment teams will also be closely following the U.S. presidential election, Brexit, and other developments that could influence markets in 2020. In an uncertain environment, with a wide dispersion of returns possible, we believe that in-depth fundamental research will be particularly critical for identifying potential opportunities and risks.

Thank you for your continued confidence in T. Rowe Price.

Sincerely,

Robert Sharps
Group Chief Investment Officer

Management’s Discussion of Fund Performance

U.S. TREASURY MONEY FUND

INVESTMENT OBJECTIVE

The fund seeks maximum preservation of capital and liquidity and, consistent with these goals, the highest possible current income.

FUND COMMENTARY

How did the fund perform in the past six months?

The U.S. Treasury Money Fund returned 0.89% for the semiannual reporting period ended November 30, 2019, compared with 0.92% for its Lipper peer group index. (Returns for I Class shares varied slightly, reflecting a different fee structure. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

Federal Reserve policymakers reduced interest rates three times during the period, lowering the federal funds target rate by 75 basis points (0.75 percentage points) to a range of 1.50% to 1.75%. The Fed also injected liquidity into financial markets after overnight borrowing rates temporarily jumped above the target range, which was generally believed to be the result of excess reserves (Treasuries and government-backed securities) and a shortage of cash in the repo market. To further stabilize short-term rates, the Fed announced the expansion of its balance sheet via Treasury bill (T-bill) purchases through at least the second quarter of 2020, alongside liquidity operations in the repo market that are slated to end no sooner than January 2020.

One-year T-bill yields moved notably lower over the period in accordance with Fed policy actions, as did yields for other money market securities. The yield on the 90-day T-bill decreased from 2.35% to 1.59%, while the six-month T-bill yield declined from 2.35% to 1.63%. The three-month LIBOR (the London interbank offered rate)—a reference rate for bank funding levels—fell from 2.50% to 1.91%.

How is the fund positioned?

As a government money fund, the portfolio is required to invest almost exclusively in Treasury bills and other U.S. government securities. The fund is not subject to the liquidity fees and redemption restrictions (also known as “gates”) that may be applied to nongovernment money funds during times of severe redemption activity. As of November 30, approximately 60% of the fund’s assets were invested in U.S. Treasury bills and notes, while the balance was invested in repos, fully collateralized by Treasury bills and notes.

We continued to monitor fiscal and monetary policy events to identify opportunities for additional yield within the framework of our investment mandate. Consistent with this approach, we increased the fund’s repo allocation in the early part of the reporting period as we sought to take advantage of higher rates before they declined. Due to the short maturities of repos (one to seven days), our larger-than-usual exposure caused the fund’s weighted average maturity to decrease to 31 days by the end of November, down from 43 days at the end of May. The fund’s weighted average life narrowed from 99 days to 95 days over the six-month period.

What is portfolio management’s outlook?

The Federal Reserve’s projections and many market participants’ expectations, including ours, are for the Fed to be on hold for the foreseeable future. The central bank has stressed that material, concrete inflation data would need to be evident before any future rate hike will occur. However, future weak economic data may precipitate another rate cut. In any event, our focus remains on principal stability and on investments with the highest credit quality.

U.S. TREASURY INTERMEDIATE FUND

INVESTMENT OBJECTIVE

The fund seeks a high level of income consistent with maximum credit protection and moderate fluctuation in principal.

FUND COMMENTARY

How did the fund perform in the past six months?

The U.S. Treasury Intermediate Fund returned 2.47% for the six-month reporting period, underperforming its benchmark, the Bloomberg Barclays U.S. 4–10 Year Treasury Bond Index, and its Lipper peer group average, which consists of U.S. Treasury funds that span the maturity spectrum. (Returns for I Class shares varied slightly, reflecting a different fee structure. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

U.S. Treasuries produced strong results for the six months ended November 30, 2019, driven by Federal Reserve interest rate cuts and robust demand from global investors amid recession and trade war concerns. Yields broadly fell, including meaningful decreases for intermediate-term Treasury yields, which benefited the fund’s absolute returns. (Bond prices and yields move in opposite directions.) Over the period’s final months, progress in U.S.-China trade negotiations and better-than-expected economic data caused yields to partially retrace earlier declines.

Within this environment, our yield curve management detracted from relative performance, largely due to positioning the portfolio for steepening in the two-year/10-year segment of the yield curve. We anticipated this segment would offer wider yield spreads between shorter- and longer-term rates as the Fed cut short-term rates, but the curve instead inverted in August as longer-term Treasury yields plunged on worries of an impending recession. (An inversion occurs when shorter-term maturities offer higher yields than longer-term bonds and has historically preceded recessions.) By the end of the period, additional rate cuts and the Fed’s interventions in funding markets helped to assuage recession worries, steepening the yield curve and restoring the two-year/10-year segment to a positive slope.

Our overall duration positioning contributed to relative returns. (Duration measures the sensitivity of a bond or bond fund to interest rate changes). The fund held a slightly longer duration position than that of the benchmark throughout most of the period, which aided relative performance while yields declined.

The fund’s out-of-benchmark allocation to Treasury inflation protected securities (TIPS), which were added to the portfolio near the end of the period, had a modestly negative impact on returns. Although catalysts for higher inflation appeared to be strengthening, break-even spreads—a measure of the market’s inflation expectations—narrowed over the final weeks of November on soft inflation data and fading optimism for a partial, near-term U.S.-China trade deal, thereby weighing on the fund’s returns.

How is the fund positioned?

The fund’s duration decreased from 6.2 years to 5.3 years over the period, finishing modestly shorter than that of the benchmark, which was unchanged at 5.6 years. After holding a longer duration posture in expectation of Fed rate cuts, we gradually adjusted toward a shorter relative position in anticipation of a pause by the Fed. At the end of November, the fund was positioned for further steepening of the yield curve amid stabilizing monetary policy and improving U.S. economic data.

Although the fund invests at least 80% of its assets in conventional Treasury securities, it may also hold other securities backed by the U.S. government, including TIPS and Ginnie Mae mortgage-backed securities (MBS), for diversification and additional return potential.

In the first half of the period, we trimmed the portfolio’s allocation to Ginnie Mae MBS, as declining interest rates caused mortgage refinancing volume to accelerate, thus increasing prepayment risk in the sector. However, we subsequently increased MBS exposure at more attractive valuation levels as interest rates began to turn upward, and our allocation to Ginnie Mae MBS represented about 9% of the fund’s net assets at the conclusion of the period. We believe that MBS exposure can enhance yield and serve as a cushion against rising interest rates, though we continue to monitor the outlook for rates and will adjust our allocation to the sector accordingly.

After eliminating the fund’s TIPS exposure earlier this year—as noted in the fund’s last report six months ago—we initiated TIPS positions toward the end of the period on attractive valuations amid the recent uptick in inflation expectations. Despite narrowing in the second half of November, break-even spreads have widened over recent months as a result of gains in oil prices and equity markets and improving confidence in the Fed’s ability to effectively respond to economic and financial conditions. We continue to closely follow U.S. economic data to evaluate potential impacts on inflation expectations and believe that the improving growth outlook and stable monetary policy are supportive of wider break-even spreads.

While the portfolio primarily holds cash bonds, it also uses derivatives to adjust its sensitivity to interest rate changes and manage exposures to different parts of the Treasury yield curve. Such instruments include U.S. Treasury futures and options on Treasury futures, which were held during the period.

What is portfolio management’s outlook?

Following three interest rate cuts during the period, the Federal Reserve has strongly signaled a pause in its midcycle adjustment while reaffirming a data-dependent approach in assessing the future path of rates. With a recent improvement in several key economic indicators, a reduction in U.S.-China trade tensions, and continued steadiness in U.S. growth, the Fed has additional justification for remaining on hold for the foreseeable future. Fed officials have also indicated little likelihood of rate hikes in 2020.

Despite actual inflation data persistently remaining below the Fed’s target, factors that drive inflation, such as oil and equity prices, have recently trended higher amid a rebound in risk appetite. We believe that inflation expectations have already bottomed and see further opportunities for TIPS to add value.

Within this context, we believe that Treasury yields are likely to stay range-bound for the balance of 2019, confined by moderate economic growth, below-target inflation data, and lingering trade uncertainty. Looking forward to 2020, with the lag effects of monetary policy easing set to take hold and the still likely resolution of a partial, “phase one” U.S.-China trade deal, we see potential for higher yields next year on stronger economic growth. To this end, we have positioned for further steepening of the yield curve but remain confident in our ability to make needed tactical adjustments based on economic data and movements in Treasury yields.

U.S. TREASURY LONG-TERM FUND

INVESTMENT OBJECTIVE

The fund seeks the highest level of income consistent with maximum credit protection.

FUND COMMENTARY

How did the fund perform in the past six months?

The U.S. Treasury Long-Term Fund produced a strong 7.44% total return for the semiannual reporting period. The fund underperformed its benchmark, the Bloomberg Barclays U.S. Long Treasury Bond Index, but outperformed its Lipper peer group average. (Returns for I Class shares varied slightly, reflecting a different fee structure. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

U.S. Treasuries produced strong results for the six months ended November 30, 2019, driven by Federal Reserve interest rate cuts and robust demand from global investors amid recession and trade war concerns. Yields broadly fell, particularly for longer-term Treasuries, which benefited the fund’s absolute returns. (Bond prices and yields move in the opposite directions.) Over the period’s final months, progress in U.S.-China trade negotiations and better-than-expected economic data caused yields to partially retrace earlier declines.

Within this environment, our yield curve management provided mixed results. In anticipation of interest rate reductions by the Fed, the fund held a modestly longer average duration position than that of the benchmark, which aided relative returns while yields decreased. However, the fund’s overweight exposure to the short end of the yield curve, which was the result of an out-of-benchmark allocation to short-duration, high-coupon Ginnie Mae MBS detracted from performance. This was partially offset by a positive contribution from our overweight allocation at the long end of the yield curve, as 30-year yields fell more than 20-year yields.

The fund’s out-of-benchmark exposure to TIPS slightly detracted from relative performance. We added TIPS to the portfolio in early November as economic data showed signs of improvement, but break-even spreads—a measure of the market’s inflation expectations—narrowed over the second half of November on soft inflation data and fading optimism for a near-term U.S.-China trade resolution, which weighed on the fund’s returns.

How is the fund positioned?

The fund’s duration decreased from 18.3 years to 17.8 years over the period, ending slightly shorter than that of the benchmark, which increased from 17.8 to 18.1 years. After holding a longer duration profile in expectation of Fed rate cuts, we gradually adjusted toward a shorter relative duration posture in anticipation of a pause by the Fed and improving U.S. economic data.

Although the fund invests at least 85% of its assets in conventional Treasury securities, it may also hold other securities backed by the U.S. government, including TIPS and Ginnie Mae MBS, for diversification and additional return potential.

In the first half of the period, we trimmed the fund’s allocation to Ginnie Mae MBS as declining interest rates caused mortgage refinancing volume to accelerate, thus increasing prepayment risk in the sector. However, we subsequently increased MBS exposure at more attractive valuation levels as interest rates began to turn upward, and our allocation to Ginnie Mae MBS represented over 9% of the fund’s net assets at the conclusion of the period. We believe that MBS exposure can enhance yield and serve as a cushion against rising interest rates, though we continue to monitor the outlook for rates and will adjust our allocation to the sector accordingly.

After eliminating the fund’s TIPS exposure earlier this year—as noted in the fund’s last report six months ago—we initiated TIPS positions toward the end of the period on more attractive valuations. Despite narrowing in the second half of November, break-even spreads have widened over recent months as a result of gains in oil prices and equity markets and improving confidence in the Fed’s ability to effectively respond to economic and financial conditions. We continue to closely follow U.S. economic data to evaluate potential impacts on inflation expectations and believe that the improving growth outlook and stable monetary policy are supportive of wider break-even spreads.

While the portfolio primarily holds cash bonds, it also uses derivatives to adjust its sensitivity to interest rate changes and manage exposures to different parts of the Treasury yield curve. Such instruments include U.S. Treasury futures and options on Treasury futures, which were held during the period.

What is portfolio management’s outlook?

Following three interest rate cuts during the period, the Federal Reserve has strongly signaled a pause in its midcycle adjustment while reaffirming a data-dependent approach in assessing the future path of rates. With a recent improvement in several key economic indicators, a reduction in U.S.-China trade tensions, and continued steadiness in U.S. growth, the Fed has additional justification for remaining on hold for the foreseeable future. Fed officials have also indicated little likelihood of rate hikes in 2020.

Despite actual inflation data persistently remaining below the Fed’s target, factors that drive inflation, such as oil and equity prices, have recently trended higher amid a rebound in risk appetite. We believe that inflation expectations have already bottomed and see further opportunities for TIPS to add value.

Within this context, we believe that Treasury yields are likely to stay range-bound for the balance of 2019, confined by moderate economic growth, below-target inflation data, and lingering trade uncertainty. Looking forward to 2020, with the lag effects of monetary policy easing set to take hold and the likely resolution of a partial, “phase one” U.S.-China trade deal, we see potential for higher yields next year on stronger economic growth and have positioned the portfolio accordingly. We remain confident in our ability to make needed tactical adjustments based on economic data and movements in Treasury yields.

The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

RISKS OF INVESTING IN FIXED INCOME SECURITIES

Funds that invest in fixed income securities are subject to price declines due to rising interest rates, with long-term securities generally most sensitive to rate fluctuations. Other risks include credit rating downgrades and defaults on scheduled interest and principal payments, but these are highly unlikely for securities backed by the full faith and credit of the U.S. government. MBS are subject to prepayment risk, particularly if falling rates lead to heavy refinancing activity, and extension risk, which is an increase in interest rates that causes a fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the fund’s sensitivity to rising interest rates and its potential for price declines.

RISKS OF INVESTING IN GOVERNMENT MONEY MARKET FUNDS

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

BENCHMARK INFORMATION

Note: Bloomberg Index Services Ltd. Copyright © 2019, Bloomberg Index Services Ltd. Used with permission.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

EXPENSE RATIO

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the I Class shares are also available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

QUARTER-END RETURNS

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS‡

(Amounts in 000s)

	Par/Shares	$ Value
U.S. GOVERNMENT & AGENCY MORTGAGE-BACKED SECURITIES 8.9%		
U.S. Government Obligations 8.9%		
Government National Mortgage Assn.		
3.50%, 11/20/47 - 11/20/49	19,943	20,662
4.00%, 6/20/48 - 7/20/49	27,030	28,114
4.50%, 10/20/39 - 11/20/46	2,783	3,005
5.00%, 8/20/47 - 6/20/49	2,972	3,181
5.50%, 3/20/49	420	447
6.00%, 8/20/34 - 5/20/38	282	319
6.50%, 5/15/24 - 1/15/32	5	5
8.00%, 7/15/25	1	1
8.50%, 4/15/23	1	1
Government National Mortgage Assn., TBA, 4.00%, 1/20/49 (1)	4,180	4,338
Total U.S. Government & Agency Mortgage-Backed Securities (Cost $60,054)		**60,073**
U.S. GOVERNMENT AGENCY OBLIGATIONS (EXCLUDING MORTGAGE-BACKED) 90.4%		
U.S. Treasury Obligations 90.4%		
U.S. Treasury Inflation-Indexed Notes, 0.125%, 10/15/24	54,218	54,218
U.S. Treasury Notes, 1.25%, 8/31/24	10,300	10,123
U.S. Treasury Notes, 1.50%, 8/15/26	20,870	20,576
U.S. Treasury Notes, 1.625%, 2/15/26	10,900	10,845
U.S. Treasury Notes, 1.625%, 5/15/26	15,000	14,918
U.S. Treasury Notes, 1.625%, 9/30/26	6,300	6,259
U.S. Treasury Notes, 1.625%, 8/15/29	45,030	44,383
U.S. Treasury Notes, 1.75%, 6/30/24	14,700	14,773
U.S. Treasury Notes, 1.75%, 7/31/24	14,300	14,374
U.S. Treasury Notes, 1.75%, 11/15/29	3,800	3,792

U.S. Treasury Notes, 1.875%, 7/31/26	10,215	10,312
U.S. Treasury Notes, 2.00%, 4/30/24	18,400	18,687
U.S. Treasury Notes, 2.00%, 6/30/24	1,225	1,244
U.S. Treasury Notes, 2.00%, 2/15/25	23,500	23,900
U.S. Treasury Notes, 2.00%, 8/15/25	4,100	4,169
U.S. Treasury Notes, 2.125%, 3/31/24	18,000	18,366
U.S. Treasury Notes, 2.125%, 7/31/24	1,700	1,737
U.S. Treasury Notes, 2.125%, 5/15/25	21,575	22,081
U.S. Treasury Notes, 2.25%, 4/30/24	11,275	11,569
U.S. Treasury Notes, 2.25%, 10/31/24	4,000	4,114
U.S. Treasury Notes, 2.25%, 11/15/24	5,685	5,848
U.S. Treasury Notes, 2.25%, 11/15/25	25,650	26,444
U.S. Treasury Notes, 2.25%, 3/31/26	6,000	6,193
U.S. Treasury Notes, 2.25%, 2/15/27	9,665	10,008
U.S. Treasury Notes, 2.25%, 8/15/27	13,395	13,889
U.S. Treasury Notes, 2.25%, 11/15/27	12,290	12,755
U.S. Treasury Notes, 2.375%, 8/15/24	9,020	9,317
U.S. Treasury Notes, 2.375%, 5/15/27	11,690	12,216
U.S. Treasury Notes, 2.375%, 5/15/29	23,994	25,227
U.S. Treasury Notes, 2.50%, 5/15/24	25,275	26,207
U.S. Treasury Notes, 2.50%, 2/28/26	7,400	7,746
U.S. Treasury Notes, 2.625%, 3/31/25	5,300	5,558
U.S. Treasury Notes, 2.625%, 12/31/25	6,400	6,740
U.S. Treasury Notes, 2.625%, 1/31/26	5,000	5,269
U.S. Treasury Notes, 2.625%, 2/15/29	21,860	23,438
U.S. Treasury Notes, 2.75%, 6/30/25	3,000	3,171
U.S. Treasury Notes, 2.75%, 8/31/25	2,500	2,645
U.S. Treasury Notes, 2.75%, 2/15/28	5,755	6,197
U.S. Treasury Notes, 2.875%, 5/31/25	5,000	5,314
U.S. Treasury Notes, 2.875%, 7/31/25	3,000	3,193
U.S. Treasury Notes, 2.875%, 11/30/25	6,000	6,401

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price U.S. Treasury Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The U.S. Treasury Intermediate Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund seeks a high level of income consistent with maximum credit protection and moderate fluctuation in principal. The fund has two classes of shares: the U.S. Treasury Intermediate Fund (Investor Class) and the U.S. Treasury Intermediate Fund–I Class (I Class). I Class shares require a $1 million initial investment minimum, although the minimum generally is waived for retirement plans, financial intermediaries, and certain other accounts. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 – SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity. Certain prior year amounts in the accompanying financial statements and financial highlights have been restated to conform to current year presentation.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as interest income. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared by each class daily and paid monthly. A capital gain distribution may also be declared and paid by the fund annually.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes and investment income are allocated to the classes based upon the relative daily net assets of each class’s settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class’s outstanding shares.

New Accounting Guidance In March 2017, the FASB issued amended guidance to shorten the amortization period for certain callable debt securities held at a premium. The guidance is effective for fiscal years and interim periods beginning after December 15, 2018. Adoption will have no effect on the fund’s net assets or results of operations.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Debt securities generally are traded in the over-the-counter (OTC) market and are valued at prices furnished by independent pricing services or by broker dealers who make markets in such securities. When valuing securities, the independent pricing services consider the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Financial futures contracts are valued at closing settlement prices and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of troubled or thinly traded debt instruments, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on November 30, 2019 (for further detail by category, please refer to the accompanying Portfolio of Investments):

NOTE 3 - DERIVATIVE INSTRUMENTS

During the six months ended November 30, 2019, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, to enhance return, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. As of November 30, 2019, the fund held interest rate futures with cumulative unrealized gain of $215,000 and cumulative unrealized loss of $302,000; the value reflected on the accompanying Statement of Assets and Liabilities is the related unsettled variation margin.

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the six months ended November 30, 2019, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Counterparty Risk and Collateral The fund invests in exchange-traded or centrally cleared derivative contracts, such as futures, exchange-traded options, and centrally cleared swaps. Counterparty risk on such derivatives is minimal because the clearinghouse provides protection against counterparty defaults. For futures and centrally cleared swaps, the fund is required to deposit collateral in an amount specified by the clearinghouse and the clearing firm (margin requirement), and the margin requirement must be maintained over the life of the contract. Each clearinghouse and clearing firm, in its sole discretion, may adjust the margin requirements applicable to the fund.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Cash posted by the fund is reflected as cash deposits in the accompanying financial statements and generally is restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. While typically not sold in the same manner as equity or fixed income securities, exchange-traded or centrally cleared derivatives may be closed out only on the exchange or clearinghouse where the contracts were traded. This ability is subject to the liquidity of underlying positions. As of November 30, 2019, securities valued at $633,000 had been posted by the fund for exchange-traded and/or centrally cleared derivatives.

Futures Contracts The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rate and yield curve movements, security prices, foreign currencies, credit quality, and mortgage prepayments; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; or to adjust portfolio duration and credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a specific underlying financial instrument at an agreed upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment. During the six months ended November 30, 2019, the volume of the fund’s activity in futures, based on underlying notional amounts, was generally between 18% and 31% of net assets.

Options The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses options to help manage such risk. The fund may use options to manage exposure to security prices, interest rates, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or a part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure. Options are included in net assets at fair value, options purchased are included in Investments in Securities, and Options written are separately reflected as a liability on the accompanying Statement of Assets and Liabilities. Premiums on unexercised, expired options are recorded as realized gains or losses; premiums on exercised options are recorded as an adjustment to the proceeds from the sale or cost of the purchase. The difference between the premium and the amount received or paid in a closing transaction is also treated as realized gain or loss. In return for a premium paid, call and put options on futures give the holder the right, but not the obligation, to purchase or sell, respectively, a position in a particular futures contract at a specified exercise price. Risks related to the use of options include possible illiquidity of the options markets; trading restrictions imposed by an exchange or counterparty; movements in the underlying asset values and interest rates and, for options written, potential losses in excess of the fund’s initial investment. During the six months ended November 30, 2019, the volume of the fund’s activity in options, based on underlying notional amounts, was generally less than 1% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

TBA Purchase, Sale Commitments and Forward Settling Mortgage Obligations The fund may enter into to-be-announced (TBA) purchase or sale commitments (collectively, TBA transactions), pursuant to which it agrees to purchase or sell, respectively, mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for such securities. With TBA transactions, the particular securities to be received or delivered by the fund are not identified at the trade date; however, the securities must meet specified terms, including rate and mortgage term, and be within industry-accepted “good delivery” standards. The fund may enter into TBA transactions with the intention of taking possession of or relinquishing the underlying securities, may elect to extend the settlement by “rolling” the transaction, and/or may use TBA transactions to gain or reduce interim exposure to underlying securities. Until settlement, the fund maintains liquid assets sufficient to settle its commitment to purchase a TBA or, in the case of a sale commitment, the fund maintains an entitlement to the security to be sold.

To mitigate counterparty risk, the fund has entered into Master Securities Forward Transaction Agreements with counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all TBA commitments and other forward settling mortgage obligations with a particular counterparty (collectively, MSFTA Transactions). At any time, the fund’s risk of loss from a particular counterparty related to its MSFTA Transactions is the aggregate unrealized gain on appreciated MSFTA Transactions in excess of unrealized loss on depreciated MSFTA Transactions and collateral received, if any, from such counterparty. As of November 30, 2019, no collateral was pledged by the fund or counterparties for MSFTA Transactions.

Mortgage-Backed Securities The fund may invest in mortgage-backed securities (MBS or pass-through certificates) that represent an interest in a pool of specific underlying mortgage loans and entitle the fund to the periodic payments of principal and interest from those mortgages. MBS may be issued by government agencies or corporations, or private issuers. Most MBS issued by government agencies are guaranteed; however, the degree of protection differs based on the issuer. MBS are sensitive to changes in economic conditions that affect the rate of prepayments and defaults on the underlying mortgages; accordingly, the value, income, and related cash flows from MBS may be more volatile than other debt instruments.

Other Purchases and sales of U.S. government securities aggregated $692,598,000 and $478,564,000, respectively, for the six months ended November 30, 2019.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. As of May 31, 2019, the fund had $5,420,000 of available capital loss carryforwards.

At November 30, 2019, the cost of investments for federal income tax purposes was $668,037,000. Net unrealized gain aggregated $7,952,000 at period-end, of which $9,445,000 related to appreciated investments and $1,493,000 related to depreciated investments.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee is determined by applying a group fee rate to the fund’s average daily net assets. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.265% for assets in excess of $650 billion. Price Associates agreed to waive a portion of the fund’s annual investment management fee in order to limit the fund’s management fees to 0.15% of the fund’s average daily net assets through September 30, 2020. This contractual management fee waiver arrangement will renew automatically for one-year terms thereafter and may be terminated only with approval of the fund’s Board. The fund has no obligation to repay fees waived under this arrangement. At November 30, 2019, the effective annual group fee rate was 0.29%.

The I Class is subject to an operating expense limitation (I Class Limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed the I Class Limit. This agreement will continue through the expense limitation date indicated in the table below, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) the I Class Limit in place at the time such amounts were paid; or (2) the current I Class Limit. However, no repayment will be made more than three years after the date of a payment or waiver.

Pursuant to this agreement, expenses were waived/paid by and/or repaid to Price Associates during the six months ended November 30, 2019 as indicated in the table below. Including these amounts, expenses previously waived/paid by Price Associates in the amount of $2,000 remain subject to repayment by the fund at November 30, 2019. Any repayment of expenses previously waived/paid by Price Associates during the period would be included in the net investment income and expense ratios presented on the accompanying Financial Highlights.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates, each an affiliate of the fund (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the six months ended November 30, 2019, expenses incurred pursuant to these service agreements were $36,000 for Price Associates; $134,000 for T. Rowe Price Services, Inc.; and $16,000 for T. Rowe Price Retirement Plan Services, Inc. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price Funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price Funds for the purpose of exercising management or control. Pursuant to special servicing agreements, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price Fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under these special servicing agreements are reflected as shareholder servicing expense in the accompanying financial statements. For the six months ended November 30, 2019, the fund was allocated $15,000 of Spectrum Funds’ expenses. Of these amounts, $10,000 related to services provided by Price. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities. At November 30, 2019, approximately 7% of the outstanding shares of the Investor Class were held by the Spectrum Funds.

The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund, organized as money market funds, or the T. Rowe Price Short-Term Fund, a short-term bond fund (collectively, the Price Reserve Funds). The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. Cash collateral from securities lending is invested in the T. Rowe Price Short-Term Fund. The Price Reserve Funds pay no investment management fees.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the six months ended November 30, 2019, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www.troweprice.com/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

Effective for reporting periods on or after March 1, 2019, a fund, except a money market fund, files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Prior to March 1, 2019, a fund, including a money market fund, filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A money market fund files detailed month-end portfolio holdings information on Form N-MFP with the SEC each month and posts a complete schedule of portfolio holdings on its website (troweprice.com) as of each month-end for the previous six months. A fund’s Forms N-PORT, N-MFP, and N-Q are available electronically on the SEC’s website (sec.gov).

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price U.S. Treasury Funds, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	January 16, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	January 16, 2020

		By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date	January 16, 2020